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                                                                EXHIBIT 10.31(a)

                                                          CONFIDENTIAL TREATMENT
                                                  REQUESTED PURSUANT TO RULE 406

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              Amendment Number One
                                       to
                                Delta Connection
                                    Agreement

     This Amendment Number One (this "Amendment"), dated and effective the 7th day of February, 2003, to the Delta Connection Agreement dated and effective June 7, 2002 (the "Agreement"), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 ("Delta"), Chautauqua Airlines, Inc. ("Chautauqua" or "Operator"), 2500 S. High School Road, Suite 160, Indianapolis, Indiana 46241 and Republic Airways Holdings, Inc. ("Republic"), 2500 S. High School Road, Suite 160, Indianapolis, Indiana 46241.

     WHEREAS, Delta, Chautauqua and Republic are parties to the Agreement; and

     WHEREAS, the parties desire to amend the Agreement to add an additional twelve (12) Embraer ERJ 145 aircraft to the Aircraft to be operated by Chautauqua pursuant to the terms of the Agreement; and

     NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, intending to be legally bound, hereby agree as follows:

1. DEFINED TERMS. All terms capitalized used, but not defined, herein shall have the meaning ascribed to such terms in the Agreement.

2.  ADDITION OF AIRCRAFT.

        A. Pursuant to Article 1(A) of the Agreement, the twelve (12) Embraer ERJ 145 aircraft set forth on APPENDIX 1 attached hereto (the "First Additional Aircraft") shall be included as "Aircraft" under the terms of the Agreement. EXHIBIT A of the Agreement is hereby deleted in its entirety and replaced with the new EXHIBIT A attached hereto as APPENDIX 2.

        B. For purposes of the Agreement, the First Additional Aircraft shall no longer be deemed Committed Aircraft, Option Aircraft, Repositioned Aircraft or Excluded Aircraft.

        C. The First Additional Aircraft shall be delivered to Delta no later than the respective dates set forth on the new EXHIBIT A. Chautauqua and Republic, jointly and

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            severally, represent and warrant to Delta that the First Additional
            Aircraft have been maintained in accordance with Operator's FAA approved maintenance program, and with the exception of the need to repaint and redecorate such aircraft in Delta Connection livery, scheduled C-checks and customary maintenance requirements, the First Additional Aircraft are fully operable, are able to begin operating under the terms of the Agreement as amended, and are not subject to any unusual or extraordinary repair or maintenance requirements.

        D. Each of the First Additional Aircraft shall be appointed in the Delta Connection Livery upon delivery, and Chautauqua shall be responsible for all costs and expenses associated with modifying the First Additional Aircraft to such Livery.

        E. Delta has reviewed and approved the terms of the respective leases for the First Additional Aircraft and acknowledges the prepaid rent balance as of December 31, 2002 in the amount set forth for each First Additional Aircraft on APPENDIX 1.

3. COMPENSATION. Delta shall compensate Chautauqua for operating the First Additional Aircraft pursuant to the terms and conditions of the Agreement, with the following exceptions:

              (i) The parties acknowledge and agree that the Base Rate costs shall be based upon the model attached hereto as EXHIBIT B. EXHIBIT B of the Agreement is hereby deleted in its entirety and replaced with the new EXHIBIT B attached hereto as APPENDIX 3.

              (ii) the parties acknowledge and agree that the aircraft rent expense for each of the First Additional Aircraft shall be deemed to be an average of $ [ * ] per month. Mark-Up of the aircraft rent expense shall be capped at a monthly rate of $ [ * ]. The parties further acknowledge and agree that Delta shall not be responsible for reimbursing Operator for any such aircraft rent expense until the actual in service date for each First Additional Aircraft.

              (iii) the parties acknowledge and agree that some or all of the
                    First Additional Aircraft will require "C-checks" on their respective airframe. In such event, it is understood and agreed that Delta shall only be responsible for reimbursing Chautauqua a pro-rata portion of the total cost of such C-checks based on the number of flight hours such First Additional Aircraft are operated by Chautauqua for Delta as compared to the total flight hours of operation since the last C-check of the respective aircraft. The parties estimate that for 2003, Delta's pro-rata portion of the total C-check expense will be approximately $ [* ].

              (iv) the parties acknowledge and agree that engine maintenance costs for each of the First Additional Aircraft shall be incurred pursuant to that certain engine maintenance agreement by and between Chautauqua and Rolls Royce attached hereto as APPENDIX 4. The parties estimate that the estimated engine


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                    maintenance rates will be as follows: Base engine rate -
                    approximately $ [ * ] per engine flight hour; LRP rate-approximately $ [ * ] per engine flight hour; minor FOD coverage - approximately $ [ * ] per EFH; LLP rate - approximately $ [ * ] per EFH. The maintenance rates are at 2002 economics and are subject to reasonable escalation and retroactive adjustment for the actual rates based on the actual operations of the aircraft.

4. WARRANT. Pursuant to Article 19(D) of the Agreement, simultaneously with the execution of this Amendment, Republic shall issue to Delta a warrant to purchase 720,000 shares of Republic Common Stock in the form attached hereto as APPENDIX 5 (the "Additional Warrant").

5.  MISCELLANEOUS.

    A. This Amendment, together with the Appendices attached hereto, and the Additional Warrant, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

    B. The Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

    C. Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect.


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    IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings, Inc.            Delta Air Lines, Inc.


By:  /s/ Bryan K. Bedford                  By: /s/ Fred Buttrell
    -------------------------------            -----------------------------

Name: Bryan K. Bedford                     Name: Fred Buttrell
      -----------------------------              ---------------------------

Title: President and CEO                   Title: President and CEO, Delta
       ----------------------------               Connection, Inc.
                                                  ----------------------------

Chautauqua Airlines, Inc.

By:  /s/ Bryan K. Bedford
    -------------------------------

Name: Bryan K. Bedford
      -----------------------------

Title: President and CEO
       ----------------------------

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                                   APPENDIX 1

                            FIRST ADDITIONAL AIRCRAFT

                     PRE-PAID
           SERIAL   RENT AS OF     DATE OF
AIRCRAFT   NUMBER    12-31-02    MANUFACTURE
--------------------------------------------
N269SK     145293      [ * ]      07/12/00

N270SK     145304      [ * ]      08/16/00

N271SK     145305      [ * ]      08/28/00

N272SK     145306      [ * ]      09/04/00

N273SK     145331      [ * ]      10/17/00

N274SK     145344      [ * ]      11/16/00

N276SK     145348      [ * ]      11/28/00

N278SK     145370      [ * ]      01/09/00

N290SK     145474      [ * ]      07/20/01

N292SK     145488      [ * ]      08/16/01

N294SK     145497      [ * ]      08/28/01

N296SK     145514      [ * ]      10/25/01

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                                   APPENDIX 2

                                  NEW EXHIBIT A

                                    EXHIBIT A
                              DELTA AIR LINES, INC.
                         FIRM AIRCRAFT DELIVERY SCHEDULE

Aircraft   Delivery          Date of:
 Number     Model     Delivery    In-Service
--------   --------   ---------   ----------
DL-1         145       Oct-02      1-Nov-02
DL-2         145       Oct-02      1-Nov-02
DL-3         135       Nov-02      1-Dec-02
DL-4         145       Nov-02      1-Dec-02
DL-5         145       Dec-02      1-Jan-03
DL-6         135       Dec-02      1-Jan-03
DL-7         145       Jan-03      1-Feb-03
DL-8         135       Jan-03      1-Feb-03
DL-9         135       Feb-03      1-Mar-03
DL-10        145       Feb-03      1-Mar-03
DL-11        135       Mar-03      1-Apr-03
DL-12        145       Mar-03      1-Apr-03
DL-13        135       Apr-03      1-May-03
DL-14        135       Apr-03      1-may-03
DL-15        135       May-03      1-Jun-03
DL-16        135       May-03      1-Jun-03
DL-17        135       Jun-03      1-Jul-03
DL-18        135       Jun-03      1-Jul-03
DL-19        135       Jul-03      1-Aug-03
DL-20        135       Jul-03      1-Aug-03
DL-21        135       Aug-03      1-Sep-03
DL-22        135       Sep-03      1-Oct-03
DL-23        145      1-Apr-03     9-Apr-03
DL-24        145      6-Apr-03    22-Apr-03
DL-25        145      6-Apr-03    23-Apr-03
DL-26        145      6-Apr-03     4-May-03
DL-27        145      1-May-03    22-May-03
DL-28        145      1-May-03    22-May-03
DL-29        145      15-May-03    9-Jun-03
DL-30        145      15-May-03    9-Jun-03

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
DL-31        145      1-Jun-03    14-Jun-03
DL-32        145      1-Jun-03    23-Jun-03
DL-33        145      15-Jun-03   23-Jun-03
DL-34        145      15-Jun-03   26-Jun-03

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                                   APPENDIX 3

                                      [ * ]

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                                   APPENDIX 4

                                      [ * ]

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                                   APPENDIX 5

                               ADDITIONAL WARRANT


                             [See Exhibit 10.28(a)]


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